Exhibit 10.3
The “Education E-Network” Cooperative Agreement with Education Authority of Nanhai District, Foshan City

Party A: Education Authority of Nanhai District, Foshan City
Party B: Guangdong Chigo Air Conditioning Company Limited
Party C: Modern Education Technology R&D Center of Nanhai District, Foshan City
Party D: Foshan Wanzhi Electron S&T Co., Ltd.

June 22, 2006

Chapter I General Provision

The contract is hereby entered into by Education Authority of Nanhai District, Foshan City (called “party A” hereafter), Guangdong Chigo Air Conditioning Company Limited (called “party B” hereafter), Modern Education Technology R&D Center of Nanhai District, Foshan City (called “party C” hereafter) and Foshan Wanzhi Electron S&T Co., Ltd. (called “party D” hereafter) to jointly establish and enforce the “Education E-Network” project of Nanhai Education Authority through friendly negotiation, based on the principle of equality and mutual benefits and in accordance with Company Law of People’s Republic of China and other related regulations. All the four parties declare that they have understood and agree with all content in the contract, agreed to assume their respective rights and obligations and faithfully fulfill the contract.

Chapter II Each Party of Cooperation

Article 1 Each party of the contract is:
Party A: Education Authority of Nanhai District, Foshan City
Registered district: Nanhai District of Foshan City
Registered address: Nanxing Third Road No.3, Nanhai District, Foshan City
Legal representative: Lu Zhihua
Nationality: People’s Republic of China
Tele: 0757-86333160
Bank of deposit:
Account number:

Party B: Guangdong Chigo Air Conditioning Company Limited
Registered district: Nanhai District of Foshan City
Registered address: Fenggang Road, Lishui Town, Nanhai District, Foshan City
Legal representative: Li Xinghao
Nationality: People’s Republic of China
Tele: 0757-85626027
Bank of deposit:
Account number:

Party C: Modern Education Technology R&D Center of Nanhai District, Foshan City
Registered district: Nanhai District of Foshan City
Registered address: Nanxing Fifth Road, Nanhai District, Foshan City
Legal representative: Zheng Lanzhen
Nationality: People’s Republic of China
Tele: 0757-86288490
Bank of deposit:
Account number:

Party D: Foshan Wanzhi Electron S&T Co., Ltd.
Registered district: Nanhai District of Foshan City
Registered address: Fenggang Road, Lishui Town, Nanhai District, Foshan City
Legal representative: Li Xinghao
Nationality: People’s Republic of China
Tele: 0757-85660293
Bank of deposit:
Account number:

Chapter III Exclusive Name

Article 2 Education E-Network: based on construction of the Nanhai District education city network, each level of school campus network and the information application system of Education Authority and schools, the education Authority education information center collectively planned the education information deep application project, which is designed to provide the broad teachers, students, parents and the society of Nanhai District with a advanced information space, so as to serve the education computerization of Nanhai District and make construction to the society, so the project is called “Education E-Network”, which is agreed as follows:

1.
Purpose: sending out love and protecting the growth. Implementing the Law   on the Protection of Minors, paying attention to the healthy growing process of students in being a person, study, living and practice, promoting the integrated development of students and comprehensively enhancing education quality;

2.
Objective: jointly promoting the construction of continuous application of education computerization of Nanhai District, promoting the education computerization of Nanhai District to transform into service function, establishing the education computerization public service system of Nanhai District, constructing a network education public platform integrating software and hardware, maintaining the leading position of Nanhai District in education computerization, becoming the leading part of Nanhai District to firstly realize education modernization;

3.
Nature: the “Education E-Network” is to construct a operation level education computerization application system with student smartcards of medium, the electronic student ID as carrier, and cooperating the branches of China Mobile, Unicom and China Telecom in Nanhai District;

4.
Strategy: continuously enriching, through scientific operation and management, education resources, education application, information card, finance card, Yang cheng tong card, culture and book borrowing card and the like services, satisfying the needs of education users in Nanhai District, and receiving satisfying social benefits and economic performance;

5.
Extent: student smartcard system, intelligent student card; education resource and education application service; mobile information channel, network information channel; technology development, technology service, technology consultation;

Chapter IV Agreement of Institutions

Article 3 The card management center shall be established by the Nanhai District Modern Education Technology R&D Center of Foshan City designated by the Education Authority of Nanhai District, the functions of which are as follows:

1.
Form and supervise the implementation of “Education E-Network” Service and Management Rules of the Education Authority of Nanhai District” under the authorization and leadership of Education Authority of Nanhai District;

2.
Form the “Construction Standard of Education E-Network of Education Authority of Nanhai District”, coordinate and manage the operation, integration and service of each company under the authorization and leadership of Education Authority of Nanhai District; and verify the campus smartcard projects based on the standard, and issue verification report on qualified campus smartcard projects;

3.
Manage various mobile information type, network information type and smartcard information type services promoted by education Authority and its subsidiary middle schools, primary schools, kindergartens and vocational schools under the authorization and leadership of Education Authority of Nanhai District; issue the “Nanhai Education Authority Education E-Network Service Certification and Access Report” to qualified service projects;

4.
Integrate and manage the education information and data of all education Authority and its subsidiary middle schools, primary schools, kindergartens and vocational schools under the authorization and leadership of Education Authority of Nanhai District, and provide service operators with operation data based on the management rule;

5.
Collectively plan and form the “Construction Plan of Education E-Network of Nanhai District Education Authority” under the authorization and leadership of Education Authority of Nanhai District, and take the responsibility of coordination with education Authority and its subsidiary middle schools, primary schools, kindergartens and vocational schools, implement and enforce the plan;

6.
Collectively manage the deposit of student smartcards, collectively form and issue the student smartcards, take responsibility of card replacement; collectively manage the operation and maintenance of “Education E-Network”.

Article 4 Donator: for enterprises providing student smartcard equipment, card management center platform, “Education E-Network” application system, mobile and network information integration equipment and its software, the provided equipment and software, after verifying its permits, shall be transferred to the Nanhai District Education Authority free of charge, who shall have its property rights.

Article 5 Service provider: the enterprises as permitted by the Nanhai District Education Authority Card Management Center to provide “Education E-Network” project and related services shall be classified as follows:

1.
Platform service provider: the enterprises as entrusted by the Nanhai District Education Authority Card Management Center to take the responsibilities of technical service and operation maintenance of the “Education E-Network” project’s student smartcard equipment, card management center platform, application system, mobile and network information integration equipment and software;

2.
Information service provider: the enterprises approved by the Nanhai District Education Authority Card Management Center to provide mobile information service, fixed line service, network information service and voice information service of the “Education E-Network” project;

3.
Education service provider: the enterprises and institutions approved by the Nanhai District Education Authority Card Management Center to provide parenting service, evaluation service, network school service, psychological consultation, learning instruction and social practice of the “Education E-Network” project;

4.
Social service provider: patriotic education site, financial service institution, commercial franchising institution and other social service institutions approved by the Nanhai District Education Authority Card Management Center to provide service for the “Education E-Network” project;

Chapter V Donation Agreement

Article 6 Party A hereby appoints party B as the only donator of the “Education E-Network” project; party D is entrusted to implement the donation behavior of party B;
Article 7 Party A hereby appoints party C as the implementer of party A for the “Education E-Network” project;

Article 8 The equipment and software donated by party B include all the content as listed in “Attachment 1: Construction List of Education E-Network project”, the detailed requirements shall be in accordance with the “Nanhai District Education Authority’s Education E-Network Project Construction Plan”;

Article 9 Asset transfer agreement shall be made on the equipment and software donated by party B as examined by party C, the asset property rights of which shall be transferred to Nanhai District Education Authority;

Article 10 The total value of equipment and software donated by party B shall be verified by party C, then the verified total value could be used for publication of party B;

Article 11 The equipment and software of party A’s Education E-Network project could only permit party B to print its enterprise sign on proper position; all the equipment and software must be dominated by the sign of “Education E-Network”;

Chapter VI Operation Entrustment

Article 12 Party A hereby appoints party D as the only platform service provider of the “Education E-Network” project;

Article 13 Party D may charge “home and school information” service fee according to the rule of “No.72 document regarding Home and School Information System product charging reply letter rule of Nanhai District in 2006”, and based on the operation cost of Education E-Network and on the principle of voluntary users;

Chapter VII Revenue Agreement

Article 14 The “Home and School Information System” service fee shall be the service fee for operation and maintenance of the Education E-Network, the charging standard shall be RMB 10.00 Yuan/user/month, and the settlement method shall be withholding of cell phone fee;

Article 15 Card center management fee means the management fee charged by the card management center to the service provider;
Article 16 Mobile information service fee means the fee charged by China Mobile, China Telecom and Unicom for providing mobile information (short message) service;
Article 17 Voice information service fee means the fee charged by China Telecom for providing voice information (voice mail) service;

Article 18 Value adding service fee means the service fee charged by social service institutions and social education service institution as market behavior and for the education type services provided for the Education E-Network, such as parenting service, evaluation service, network school service, psychological consultation, learning instruction, social practices; for patriotic education site, financial service institutions, commercial franchising institution and other social service institutions, their charging form and standard shall all be certified and approved by the card management center before using the “Education E-Network” platform;

Article 19 Interest of smartcard deposit: RMB 25.00 Yuan of deposit is allowed to be charged for each smartcard, the deposit shall be collected and entrusted by the operator at the card management center, as students graduate and return the smartcards, the deposit shall be returned to the students, and its interest produced shall be the revenue of the “Education E-Network”;

Article 20 Sales revenue of the smartcard: the replacement fee for lost smartcard shall be RMB 25.00 Yuan; as students graduate, the smartcards may be sold in package with student growth bag and student graduation photo as souvenir;

Charter VIII Distribution Cut Agreement

Article 21 The service fee of “Home and School Information System” shall be used to pay the following expenses: “Education E-Network” operation maintenance service expense, card center management fee, mobile information service fee and voice information service fee;

Article 22 The distribution of the service fee of “Home and School Information System”: pay RMB 1.00 Yuan as card center management fee, which shall be directly transferred to party C’s account by party D; pay party D RMB 4.00 Yuan; reserve RMB 5.00 Yuan, party C shall determine the amount to be paid to information service provider, which shall be directly transferred to party C’s account by party D, 50% of the rest shall be distributed to each party C and D; which shall be directly transferred to each party’s account by party D;

Article 23 Regarding distribution agreement on the deposit interest of smartcard, the 10% of which shall be transferred to party C’s account, the rest shall be reserved by party D;
Article 24 Regarding the distribution agreement on sale revenue of smartcard, the 10% of which shall be transferred to party C’s account, the rest shall be reserved by party D;

Article 25 Regarding the distribution agreement on the value adding service fee: party C shall negotiate and determine the proportion of the value adding service fee; the distribution cut for party C shall not be less than 10%;

Article 26 the total salary of working staffs in the card management center shall be six thousand Yuan per month, such expense shall be paid to party C by party D out of the operation expense, which shall be distributed by party C;

Chapter IX Expense Payment

Article 27 The period from Jun 30, 2006 to Dec 30, 2006 shall be the project construction and trial operation period, no charge or payment shall be made;

Article 28 The period from Jan 1, 2007 to Dec 30, 2008 shall be the project operation initiation period, party D shall pay party C RMB 500 thousand Yuan per year as fixed management fee, as well as salaries for staffs in the card management center: 12 months*6,000.00 Yuan/month= 72,000.00 Yuan, which shall be directly transferred to party C’s account by party D; party C shall not repeatedly participate in each service fee distribution as mentioned in article 22, article 23, article 24 and article 25 (including but not limited to the card center management fee in article 22 of the contract), party D’s each revenue and service provider fee shall be directly transferred to each party’s account by the settling party;

Article 29 The period from Jan 1, 2009 to Dec 31, 2016 shall be the official cooperation period, the card management center shall make distribution in accordance with each agreement in Chart VIII of the agreement;

Article 30 Telephone fee rebate preference foresaid shall be agreed by the contract implementer by drafting other agreement;

Chapter X Contract Period

Article 31 The period of cooperation agreement for the Nanhai District “Education E-Network” project entered into by party A,B,C,D shall be 10 years from Jun 30, 2006 to Jun 30, 2016, the four parties may negotiate 6 months before expiration to extend the cooperation period.

Chapter XI Modification and Termination of Contract

Article 32 Any modification on the contract and its attachments shall come into effect after agreed in writing by party A,B,C,D.
Article 33 The contract could be terminated in advance for any of the following circumstances:
☆	Party D is unable to continue operation.
☆
Any party fails or unable to fulfill obligation as regulated in the contract and rule, unable to continue cooperation and operation, which shall be enforced after both parties reach agreement after negotiation.

☆	Party D suffers loss due to majeure force, unable to continue operation, which shall be enforced after the four parties reach agreement after negotiation.
Article 34 All the four parties agree to terminate, and the termination meet interests of each party.

Article 35 When the contract is terminated in advance or the contract period expires, party D shall be entitled to priority of signing, the contract and its attachment document shall be jointly preserved by both parties for 10 years.

Chapter X Majeure Force

Article 36 In case any party fails or unable to fully or partially fulfill its obligation under the contract due to war, blockade, earthquake, fire, typhoon or any situation beyond the party’s capability to control, the party shall, in 15 days of the event, the other party about the majeure force event in writing notice, and provided the other party with the effective proof materials issued by the notary organs of the place where the event occurs, then the party may be relieved from responsibility of not fulfilling obligation.

Article 37 In case the majeure force severely affected the fulfillment of the contract of the continuous existence of the company, the four parties, A,B,C,D shall determine after friendly negotiation whether to terminate or continue enforce the contract. If any party is unable to express its claim to the other party due to majeure force, its rights shall be preserved until the situation improves.

Chapter XIII Responsibility for Breach of Contract

Article 38 In case any party of the contract fails to make contribution or implement school based on the investment amount as regulated in chapter V of the contract, for each month since the first month overdue, the violating party shall pay the party keeping the contract penalty equal to 1% of donation amount, if it fails to pay for three months, besides of penalty equal to 3% of donation amount, the party keeping the contract shall have the right to terminate the contract according to article 32.

Article 39 In case the contract or its attachment is unable to be fulfilled due to breach of contract by one party, the violator shall assume the responsibility for breach of contract, if both parties violate the contract, each party shall assume their respective responsibility for breach of contract based on actual circumstances, for violation of contract by any party, the other party may send the violator a writing notice, indicating the violation, if the violating party still fails to correct it in 60 days after receiving the contract, the party keeping the contract shall have right to apply to the approving department for unilaterally terminating the contract and claiming compensation from the violator for the loss incurred.

Chapter XIV Applicable Law

Article 40 The forming, effect, interpretation, fulfillment and dispute settlement of the contract shall apply to the laws of People’s Republic of China.

Chapter XV Dispute Settlement

Article 41 Any dispute arisen from or in connection with the contract shall be settled through friendly negotiation, if it fails, it shall be submitted to Foshan Arbitration Committee to settled based on arbitration procedure.

Chapter XV Effect of Contract and Other Matters

Article 42 The contract shall be written in Chinese language.
Article 43 The contract and its attachments shall come into effect since the date party A,B,C,D sign and seal.
Article 44 The contract shall be signed by the representatives authorized by party A,B,C,D in Foshan City, China on June 22, 2006.
Article 45 For any matter not mentioned in the contract, both parties shall sign other supplementary agreement, the contract attachments and supplementary agreement shall have equal legal effect;

(No text in the following signing page)

Party A:	Education Authority of Nanhai District, Foshan City	Signature June 22, 2006
Registered address:	Nanxing Third Road No.3, Nanhai District, Foshan City
Postal code	528200
Tele:	0757-86333160	Official seal
Fax	0757-86333160
Legal representative:	Lu Zhihua

Party B:	Guangdong Chigo Air Conditioning Company Limited	Signature June 22, 2006
Registered address:	Fenggang Road, Lishui Town, Nanhai District, Foshan City
Postal code	528244
Tele:	0757-85626027	Official seal
Fax	0757-85626057
Legal representative:	Li Xinghao

Party C:	Modern Education Technology R&D Center of Nanhai District, Foshan City	Signature June 22, 2006
Registered address:	Nanxing Fifth Road, Nanhai District, Foshan City
Postal code	528200
Tele:	0757-86288490	Official seal
Fax	0757-86288490
Legal representative:	Zheng Lanzhen

Party D:	Foshan Wanzhi Electron S&T Co., Ltd.	Signature June 22, 2006
Registered address:	Fenggang Road, Lishui Town, Nanhai District, Foshan City
Postal code	528244
Tele:	0757-85660293	Official seal
Fax	0757-85660293
Legal representative:	Li Xinghao